                                                                 EXHIBIT 10.22.1


                                  19 July 2002

Herr Jens Moeckel
Infineon Technologies AG
St.-Martin-Str.53
81541 Munchen
Germany

      Re:   Extension of Basic Purchase Agreement

Dear Herr Moeckel:

      We write to confirm our company agreement to extend the term of the Basic Purchase Agreement ("AGREEMENT") between, on the one hand, Infineon Technologies AG, WhiteOak Semiconductor Partnership (now Infineon Technologies Richmond), and ProMOS Technologies, Inc. and, on the other hand, FormFactor, Inc. Specifically, this letter confirms that we have agreed to extend the term of the Agreement for one year, or to and until July 9, 2003. All other terms and conditions of the Agreement remain unchanged.

      As required by the Agreement, and in order to ensure the completeness of everyone's files, we would appreciate it if you would countersign this letter in the appropriate space indicated below.

      If you have any questions or concerns, please do not hesitate to contact Peter Mathews or the undersigned.

                                                 Very truly yours,

                                                 /s/ Peter B. Mathews

                                                 Peter B. Mathews
                                                 Vice President, Worldwide Sales

ACCEPTED AND AGREED TO ON       , 2002           ACCEPTED AND AGREED TO ON JULY 19, 2002

INFINEON TECHNOLOGIES AG                         FORMFACTOR, INC.

By:   /s/ i.v. [illegible]                       By:   /s/ Peter B. Mathews
      ------------------------------                   ------------------------------
Its:  Corporate Core Com. Manager                Its:  V.P. Worldwide Sales
      ------------------------------                   ------------------------------

By:   /s/ i.v. [illegible]
      ------------------------------
Its:  Sen. Director
      ------------------------------